UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2017

UNION BRIDGE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-55731	32-0440076
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Rm. 1205, 12/F, Harcourt House, 39 Gloucester Road, Wanchai, Hong Kong
(Address of principal executive offices)	(Zip Code)

(852) 2468-3012

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

(b) New independent registered public accounting firm

On March 14, 2017, our Board of Directors approved the engagement of Anthony Kam & Associates Limited (“Anthony Kam”) as our independent registered public accounting firm and Anthony Kam was engaged on March 14, 2017. During our two most recent fiscal years ended December 31, 2016 and 2015 and from January 1, 2017 through March 14, 2017, neither the Company nor anyone on its behalf consulted Anthony Kam regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that Anthony Kam concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable event as defined in Regulation S-K, Item 304(a)(1)(iv) and Item 304(a)(1)(v).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BRIDGE HOLDINGS LIMITED

Dated: March 20, 2017	By:	/s/ Moana Ho
Moana Ho
Chief Executive Officer

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